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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 31, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2002, providing for the issuance of the Alternative Loan Trust 2002-10, Mortgage Pass-Through Certificates, Series 2002-15).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)



          Delaware                               333-74674                        95-4449516
          --------                               ---------                        ----------
(State or Other Jurisdiction                    (Commission                    (I.R.S. Employer
      of Incorporation)                         File Number)                   Identification No.)




           4500 Park Granada
           Calabasas, California                           91302
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           (Address of Principal                        (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
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     On July 31, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-15. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of July 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        ---------------------------------
                                        Darren Bigby
                                        Vice President


Dated:  October 10, 2002

                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.           Pooling and Servicing Agreement,
                dated as of July 1, 2002, by
                and among, the Company, Seller,
                Master Servicer and the Trustee.                          6